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[LETTERHEAD OF DELOITTE & TOUCHE LLP]


                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-04712, No. 333-03728, No. 33-89322, No. 33-72956 and No. 333-02903 of West
Marine, Inc. on Form S-8 of our report dated February 20, 1998, appearing in the Annual Report on Form 10-K of West Marine, Inc. for the year ended January 3, 1998.

/s/ Deloitte & Touche LLP

March 27, 1998